ACCOUNTS AND NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2016
ACCOUNTS AND NOTES RECEIVABLE [Abstract]
ACCOUNTS AND NOTES RECEIVABLE
5.	AccOUNTS AND Notes receivable

The Group’s accounts receivable is net of the allowance for doubtful accounts. The allowance for doubtful accounts activity is as follows :

In millions of $	As of December 31,
	2015	2016

Beginning balance	-	23.7
Acquired in the Transaction	20.2	0.0
Provision for doubtful debt	4.3	3.3
Write-off of doubtful debt	-	(3.2)
Effect of foreign currency translation	(0.8)	(1.5)

Ending balance	23.7	22.3

Notes receivable represents bank drafts that are non-interest bearing and due within six months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Group. The carrying amount of notes receivable approximates fair value.